UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019

XYNOMIC PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38120	83-4696467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 4202, K. Wah Centre, 1010 Middle Huaihai Road, Shanghai China	200031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: +86 21 33566200 x 8009

Bison Capital Acquisition Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share.	XYN	The NASDAQ Stock Market LLC

Warrants to purchase shares of Common Stock	XYNPW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report (the “Report”) contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Plan of Operations,” and elsewhere. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”), (iv) estimates of our future revenue, expenses, capital requirements and our need for financing, and (v) the assumptions underlying or relating to any statement described in points (i), (ii), (iii), or (iv) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the accuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation:

●	our ability to meet anticipated clinical trial commencement, enrollment and completion dates and regulatory filing dates for our product candidates and to move new development candidates into the clinic;

●	the occurrence of adverse safety events with our product candidates;

●	the costs associated with our research, development, manufacturing, commercialization and other activities;

●	the conduct, timing and results of preclinical and clinical studies of our product candidates, including that preclinical data and early-stage clinical data may not be replicated in later-stage clinical studies;

●	the adequacy of our capital resources and the availability of additional funding;

●	patent protection and third-party intellectual property claims;

●	risks related to key employees, markets, economic conditions, health care reform, prices and reimbursement rates; and

●	other risks and uncertainties, including those listed under the section title “Risk Factors.”

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise, except as required by law.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the SEC.

INTRODUCTORY NOTE

On May 15, 2019 (the “Closing Date”), the registrant consummated the previously announced business combination (the “Business Combination”) following a special meeting of shareholders held on May 14, 2019 (the “Special Meeting”) where the shareholders of Bison Capital Acquisition Corp., which, prior to the consummation of the Business Combination (as defined below), domesticated as a Delaware corporation and, immediately thereafter known as “Xynomic Pharmaceuticals Holdings, Inc.” ( the “Company”, and prior to the consummation of the Business Combination, sometimes referred to as “Bison” ), considered and approved, among other matters, a proposal to adopt that certain Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated as of September 12, 2018, entered into by and among by and among (i) the Company; (ii) Bison Capital Merger Sub Inc., a Delaware corporation (“Merger Sub”) (iii) Xynomic Pharmaceuticals, Inc., a Delaware corporation (“Xynomic”); and (iv) Yinglin Mark Xu (“Stockholder Representative”), solely in his capacity as the Stockholder Representative thereunder.

Pursuant to the Merger Agreement, among other things, Merger Sub merged with and into Xynomic, with Xynomic continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Merger” and the “Surviving Company”). The Merger became effective on May 15, 2019 (the “Effective Time”).

On May 14, 2019, prior to the consummation of the Merger (the “Closing”), Bison continued out of the British Virgin Islands and domesticated as a Delaware corporation (the “Domestication”). As a result, Bison is no longer a company incorporated in the British Virgin Islands.

At the Closing, pursuant to the Backstop Agreement dated May 1, 2019 entered into by and between Bison and Yinglin Mark Xu, togher with his assignee Bison Capital Holding Company Limited, has purchased from the Company 755,873 shares of common stock at a price of $10.15 per share for a total consideration of $7,672,112 (the “Backstop Shares” and “Backstop Subscription”). As a result of Backstop Subscription, Bison had at least $7,500,001 of net tangible assets remaining at the Closing after giving effect to the redemption of any Ordinary Shares by the public shareholders in connection with the Business Combination.

At the Effective Time, each share of Xynomic common stock and preferred stock issued and outstanding prior to the Effective Time was automatically converted into the right to receive, on a pro rata basis, the Closing Consideration Shares (as defined below) and the Earnout Shares (as defined below), and each option to purchase Xynomic stock that was outstanding immediately prior to the Effective Time was assumed by the Company and automatically converted into an option to purchase shares of common stock of the Company.

Under the Merger Agreement, upon the closing of the Business Combination (the “Closing”), all Xynomic stockholders received a number of newly issued shares of Company common stock equal to the Closing Merger Consideration divided by $10.15 per share (the “Closing Consideration Shares”). The Closing Merger Consideration equals to (a) $350,000,000, minus (i) the amount of Xynomic’s closing indebtedness, plus (ii) the amount of Xynomic’s closing cash, minus (iii) the amount of Xynomic’s transaction expenses, plus (iv) certain closing tax assets, plus (v) the amount, if any, by which Xynomic’s closing working capital exceeds an agreed upon target amount of working capital, minus (vi) the amount, if any, by which such target amount of working capital exceeds Xynomic’s closing working capital.

In addition to the Closing Consideration Shares, Xynomic stockholders received an additional 9,852,216 shares of common stock in aggregate (the “Earnout Shares” and, together with the Closing Consideration Shares, the “Merger Consideration Shares”). As a result, the Company issued 42,860,772 common shares as in aggregate Merger Consideration Shares to shareholders of Xynomic immediately prior to the Effective Time (the “Sellers”).

Pursuant to the Merger Agreement, 1,285,822 shares were deposited into an escrow account (the “Escrow Account”) to serve as security for, and the exclusive source of payment of, the Company’s indemnity rights under the Merger Agreement and any excess of the estimated Closing Merger Consideration over the final Closing Merger Consideration amount determined post-Closing.

As a result of the Business Combination, the Sellers, as the former shareholders of Xynomic, became the controlling shareholders of the Company and Xynomic became a subsidiary of the Company. The Business Combination was accounted for as a reverse merger, wherein Xynomic is considered the acquirer for accounting and financial reporting purposes.

Prior to the Business Combination, we were a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended). As a result of the Business Combination, we have ceased to be a “shell company” and will continue the existing business operations of Xynomic as a publicly traded company under the name “Xynomic Pharmaceuticals Holdings, Inc.”

As used in this Report henceforward, unless otherwise stated or the context clearly indicates otherwise, the terms the “Registrant,” “Company,” “we,” “us” and “our” refer to Xynomic Pharmaceuticals Holdings, Inc., and its subsidiaries at and after the Closing, giving effect to the Business Combination.

Item 1.01.	Entry into a Material Definitive Agreement.

The information contained in Item 2.01 below is incorporated herein by reference.

Registration Rights Agreement

Upon closing of the Business Combination, the Company entered into an amended and restated Registration Rights Agreement (the “Registration Rights Agreement”) with certain existing investors of Bison (including its sponsor), Mark Yinglin Xu (together with his assignee, the “Backstop Investor”) and the Sellers.

Under the Registration Rights Agreement, the shareholders were granted registration rights that obligate the Company to register for resale under the Securities Act of 1933, as amended (the “Securities Act”), (1) all or any portion of the 1,509,375 shares of common stock of Bison issued to certain existing investors (the “Founder Shares”), (2) 432,063 private units issued by Bison to certain existing investors in conjunction with the consummation of its initial public offering (the “Private Units”), (3) any private units which may be issued by Bison in payment of working capital loans made to Bison (the “Working Capital Units”, together with Founder Shares, Private Units, the “Existing Registrable Securities”), (4) the Backstop Shares, and (5) the Merger Consideration Share (the “Newly Issued Shares”). The Backstop Shares, Newly issued Shares and the Existing Registrable Securities and any securities of Bison issued as a dividend or distribution with respect thereto or in exchange therefor are referred as the “Registrable Securities”. At any time and from time to time on or after (i) the one month anniversary of the Closing with respect to the Private Units or Working Capital Units, (ii) three months prior to the release of the Founder Shares under the terms of a certain escrow agreement; (iii) the Closing Date with respect to the Backstop Shares, or (iv) nine months after the Closing with respect to the Newly Issued Shares, the holders of a majority of (i) all of the Existing Registrable Securities, (ii) all of the Backstop Shares, or (iii) all of the Newly Issued Shares, calculated on an as-converted basis, may make a written demand for registration under the Securities Act of all or part of their Registrable Securities, and other holders of the Registrable Securities will be entitled to join in such demand registration, provided that the Company shall not be obliged to effect more than two demand registrations in any one year period or more than an aggregate of three demand registrations.

Subject to certain exceptions, if at any time on or after the Closing, the Company proposes to file a registration statement under the Securities Act with respect to an offering of equity securities, under the Registration Rights Agreement, the Company shall give written notice of such proposed filing to the holders of the Registrable Securities and offer them an opportunity to register the sale of such number of Registrable Securities as such holders may request in writing, subject to customary cut-backs.

In addition, subject to certain exceptions, the holders of a majority of (i) all of the Existing Registrable Securities, (ii) all of the Backstop Shares, or (iii) all of the Newly Issued Shares, calculated on an as-converted basis, are entitled under the Registration Rights Agreement to request in writing that the Company register the resale of any or all of such Registrable Securities on Form S-3 or any similar short-form registration that may be available at such time.

The Company agrees to use commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the registration rights described above as expeditiously as practicable. In addition, the Company agrees to use reasonable best efforts to cause registration with respect to the Backstop Shares to be declared effective no later than one-hundred and eighty (180) days following the Closing Date.

Under the Registration Rights Agreement, the Company agreed to indemnify the holders of Registrable Securities and certain persons or entities related to them, such as their officers, employees, affiliates, directors, partners, members, attorneys and agents from and against any expenses, losses, judgments, claims, damages or liabilities resulting from any untrue statement or omission of a material fact in any registration statement or prospectus pursuant to which the sale of such Registrable Securities was registered under the Securities Act, unless such liability arose from a misstatement or omission by such selling holder. Each selling holder of Registrable Securities, including Registrable Securities in any registration statement or prospectus, agreed to indemnify the Company and certain persons or entities related to the Company, such as its officers and directors and underwriters, against all losses caused by their misstatements or omissions in those documents.

The Registration Rights Agreement is filed with this Report as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Registration Rights Agreement.

Lock-Up Agreements

Immediately prior to the Effective Time, the Company entered into a lock-up agreement with each Seller, in substantially the form attached to the Merger Agreement (each, a “Lock-Up Agreement”), with respect to the Merger Consideration Shares received in the Merger (collectively, the “Restricted Securities”). In such Lock-Up Agreement, each holder has agreed that, subject to certain exceptions, during the period ending nine months after the Closing, it will not (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Restricted Securities, (ii) enter into any swap, short sale, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities, or (iii) publicly disclose the intention to effect any transaction specified in clause (i) or (ii), or (iv) make any demand for or exercise any right with respect to the registration of any shares of the Company’s common stock; subject to certain exceptions.

The agreed form of the Lock-Up Agreement is filed with this Report as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Lock-Up Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Lock-Up Agreement.

Non-Competition and Non-Solicitation Agreement

At the Closing, the Company entered into a Non-Competition and Non-Solicitation Agreement with certain Xynomic stockholders actively involved with Xynomic management (each, a “Subject Party”) in favor of Bison, Xynomic and their respective successors and subsidiaries (the “Covered Parties”), in substantially the form attached to the Merger Agreement (each, a “Non-Competition Agreement”). Pursuant to the Non-Competition Agreement, for a period from the Closing until the later of (i) the three year anniversary of the Closing or (ii) the date on which the Subject Party is no longer a director, officer, manager, employee or independent contractor of any Covered Party (such period, the “Restricted Period”), the Subject Party and its controlled affiliates will not, without the Company’s prior written consent, anywhere in the Territory (defined below), directly or indirectly engage, other than through a Covered Party, in the business of in-licensing, developing and commercializing small molecule oncology drug candidates inhibiting HDAC, RAF or mTOR in China, the U.S. or rest of the world, as conducted by the Company as of the Closing Date (the “Business”), or own, manage, finance or control, or participate in the ownership, management, financing or control of, or become engaged or serve as an officer, director, member, partner, employee, agent, consultant, advisor or representative of, a business or entity (other than a Covered Party) that engages in the Business (a “Competitor”). However, the Subject Party and its affiliates are permitted under the Non-Competition Agreement to own passive investments of no more than 5% of any class of outstanding equity interests in a Competitor that is publicly traded, so long as the Subject Party and its affiliates and immediate family members are not involved in the management or control of such Competitor.

The “Territory” is the United States of America, the Peoples’ Republic of China or any other markets in which the Covered Parties are engaged, or are actively contemplating to become engaged, in the Business.

Under the Non-Competition Agreements, the Subject Party and its controlled affiliates are also subject to certain non-solicitation and non-interference obligations during the Restricted Period with respect to the Covered Parties’ respective (i) employees, independent contractors, consultants or otherwise any covered personnel (ii) customers and (iii) vendors, suppliers, distributors, agents or other service providers. The Subject Party will also be subject to non-disparagement provisions regarding the Covered Parties and confidentiality obligations with respect to the confidential information of the Covered Parties.

The agreed form of Non-Competition Agreement is filed with this Report as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the Non-Competition Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Non-Competition Agreement.

Escrow Agreement

On May 13, 2019, prior to the Closing, the Company entered into an escrow agreement (the “Escrow Agreement”) with the Stockholder Representative and Continental Stock Transfer & Trust Company, as escrow agent (the “Escrow Agent”). Pursuant to the Escrow Agreement and the Merger Agreement, the Escrow Shares were deposited in the Escrow Account to serve as security for, and the exclusive source of payment of, the Company’s indemnity rights under the Merger Agreement and any excess of the estimated Closing Merger Consideration over the final Closing Merger Consideration amount determined post-Closing.

The Escrow Agreement is filed with this Report as Exhibit 10.4 and is incorporated herein by reference. The foregoing description of the Escrow Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Escrow Agreement.

Letter of Transmittal

After the Closing, in order to receive the Merger Consideration Shares to which it is entitled, each Xynomic stockholder delivered to Continental Stock Transfer & Trust Company, as the exchange agent (the “Exchange Agent”), a completed and duly executed Letter of Transmittal, in substantially the form attached to the Merger Agreement (each, a “Letter of Transmittal”), with respect to its shares of Xynomic stock. In the Letter of Transmittal, each such holder has made representations and warranties with respect to itself and its shares of Xynomic stock, acknowledge its indemnification obligations and the escrow provisions under the Merger Agreement, appointed the Stockholder Representative to act on its behalf in accordance with the terms of the Merger Agreement, provided a general release to Xynomic and its affiliates and certain related persons with respect to claims relating to the holder’s capacity as a holder of Xynomic stock, and agreed to be bound by confidentiality obligations to Xynomic for two years after the Closing.

The agreed form of the Letter of Transmittal is filed with this Report as Exhibit 10.5 and is incorporated herein by reference. The foregoing description of the Letter of Transmittal does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Letter of Transmittal.

Item 2.01.	Completion of Acquisition of Disposition of Assets.

THE MERGER AND RELATED TRANSACTIONS

The disclosure set forth under “Introductory Note” above is incorporated in this Item 2.01 by reference. The material terms and conditions of the Merger Agreement and its related agreements are described on pages 105 to 110 of Bison’s definitive proxy statement/prospectus on Form S-4 dated May 3, 2019 (the “Definitive Proxy Statement”) in the section entitled “The Business Combination Proposal—The Merger Agreement,” and “The Business Combination Proposal—Related Agreements,” which is incorporated by reference herein.

DESCRIPTION OF BUSINESS

The business of the Company after the Business Combination is described in Definitive Proxy Statement in the section entitled “Information about Xynomic” beginning on page 184 and that information is incorporated herein by reference.

Specifically, subsection “Overview” begins on page 184, “Business Strategy” begins on page 186, “Market Opportunity” begins on page 187, “Abexinostat” begins on page 188, “XP-105 and Development Strategies for XP-105” begins on page 197, “Pre-Clinical Drug Candidates” begins on page 201, “Intellectual Property” begins on page 202, “Operations” begins on page 205, “Competitions” begins on page 206, “Properties” begins on page 206, “Executive Officers and Directors” begins on page 207, “Employees” begins on page 208, “Legal Proceedings” begins on page 210, “Government Regulation and Product Approvals” begins on page 210.

RISK FACTORS

The risks associated with the Company’s business are described in the Definitive Proxy Statement in the section entitled “Risk Factors” beginning on page 40 and are incorporated herein by reference. Specifically, subsection “Risks Related to Xynomic” begins on page 40, “Risks Related to Bison and the Business Combination” begins on page 74.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The disclosure contained in the Definitive Proxy Statement with section entitled “Xynomic Management’s Discussion And Analysis of Financial Condition And Results of Operations” beginning on page 238 is incorporated herein by reference. Specifically, subsection “Financial Operations Overview” begins on page 241, “Critical Accounting Policies and Estimates” begins on page 242, “Results of Operations” begins on page 243, “Liquidity and Capital Resources” begins on page 244, “Off-Balance Sheet Arrangements” begins on page 247, “Quantitative and Qualitative Disclosures about Market Risk” begins on page 247.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of the Closing (taking in account of the redemption in connection with the Business Combination and automatic exchange of rights into common shares at the Closing), based on information obtained from the persons named below, with respect to the beneficial ownership of our common shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding common shares;

●	each of our executive officers and directors that beneficially owns our common shares; and

●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them.

	Number of Shares	%
Name and Address of Beneficial Owners (1)

Peixin Xu (2)	1,574,600	3.40%
James Jiayuan Tong (3)	391,650	0.85%
Yinglin Mark Xu (4)	21,009,055	45.40%
Tingzhi Qian (5) (14) (15)	7,517,707	16.25%
Wentao Jason Wu (6) (12)	5,612,618	12.13%
Jinwei Coco Ku (7)	0	-
Adam Inglis (8)	0	-
Charles Vincent Prizzi (9)	0	-
Thomas Folinsbee (10)	0	-
Richard Peidong Wu (11)	0	-
Bison Capital Holding Company Limited (2)	1,574,600	3.40%
Grand Ascent Group Limited (12)	5,612,618	12.13%
Bridge Pharm International Inc. (13)	2,547,146	5.50%
Prosperico Gate I Limited (14)	2,547,138	5.50%
Dande Lion Limited (15)	4,970,569	10.74%
Ascender Prosperity Capital Co., Ltd. (16)	2,796,078	6.04%
Zhongshan Bison Healthcare Investment Limited (Limited Partnership) (17)	1,318,793	2.85%
All 5% or more beneficial owners, directors and executive officers as a group (nine individuals)	39,874,254	86.17%

*	Less than one percent

(1)	Unless otherwise indicated, the business address of each of the individuals is Suite 3306, K. Wah Centre, 1010 Middle Huaihai Road, Shanghai 200031, China.

(2)	Fengyun Jiang, who has 100% ownership interest in Bison Capital Holding Company Limited and is Peixin Xu’s spouse, has voting and dispositive power over the shares held by such entity. This amount includes 1,117,725 shares held by Bison Capital Holding Company Limited, which is beneficially owned by Fengyun Jiang (100%); Fengyun Jiang has voting and dispositive control over the securities held by Bison and disclaims beneficial ownership of the Ordinary Shares owned by Bison Capital Holding Company Limited, except to the extent of his pecuniary interest in such company. Mr. Xu was the Chairman of Bison but resigned at the Closing.

(3)	Dr. Tong is Chief Strategy Officer and a director.

(4)	Mr. Yinglin Mark Xu is the Chairman, Chief Executive Officer, President, and Interim Chief Financial Officer.

(5)	Mr. Tingzhi Qian is a director of Xynomic. Mr. Qian holds the shares through his control of Prosperico Gate I Limited and Dande Lion Limited.

(6)	Mr. Wentao Jason Wu is the Chief Operating Officer.

(7)	Ms. Kou is the Interim Chief Accounting Officer.

(8)	Mr. Adam Inglis is an independent director.

(9)	Mr. Charles Prizzi is an independent director and Chairman of the Compensation Committee.

(10)	Mr. Thomas Folinsbee is an independent director of Xynomic.

(11)	Mr. Richard Peidong Wu is an independent director and Chairman of the Audit Committee and the Corporate Governance and Nominating Committee.

(12)	Grand Ascent Group Limited is a healthcare focused advisory company incorporated under the laws of Hong Kong. The address of its business office is Unit 826, Ocean Centre, Harbour City, 5 Canton Road, TST, KLN, Hong Kong. The person having voting, dispositive or investment powers over Grand Ascent Group Limited is Ms. Yimei Zhang. Ms. Zhang is the close family member of Dr. Wentao Jason Wu and due do this relationship, we deem that Dr. Wu controls and/or has substantial influence on the disposition rights and voting rights of shares included herein

(13)	Bridge Pharm International Inc. is a healthcare focused advisory company incorporated under the laws of The British Virgin Islands. The address of its business office is Suite 1-301, Banxia Road, Pudong New District, Shanghai, China. The person having voting, dispositive or investment powers over Bridge Pharm International Inc. is Ms. Yanli Luo.

(14)	Prosperico Gate I Limited is an exempted company 100% and directly owned by Prosperico Healthcare Fund I, LP, which is a healthcare focused investment fund in the form of exempted limited partnership with no US-investors incorporated under the laws of the Cayman Islands. The address of the company is P.O. Box 31119 Grand Pavilion, Hibiscus Way, 802 West Bay Road, Grand Cayman, KY1-1205, Cayman Islands. The person having voting, dispositive or investment powers over Prosperico Gate I Limited is Mr. Tingzhi Qian.

(15)	DandeLion Limited is an exempted company 100% and ultimately owned by Mr. Tingzhi Qian incorporated under the laws of The Cayman Islands. The address of the company is P.O. Box 31119 Grand Pavilion, Hibiscus Way, 802 West Bay Road, Grand Cayman, KY1-1205, Cayman Islands. The person having voting, dispositive or investment powers over Dande Lion Limited is Mr. Tingzhi Qian.

(16)	Ascender Prosperity Capital Co., Ltd. is a healthcare focused investment company incorporated under the laws of The Cayman Islands. The address of the company is P.O. Box 31119 Grand Pavilion, Hibiscus Way, 802 West Bay Road, Grand Cayman, KY1-1205, Cayman Islands. The person having voting, dispositive or investment powers over Ascender Prosperity Capital Co., Ltd. is Mr. Qi Jun Chen.

(17)	Zhongshan Bison Healthcare Investment Limited (Limited Partnership) is a healthcare focused venture capital and private equity investment company incorporated under the laws of Zhongshan, Guangdong Province, China. The address of its business office is B609-610, 21st Century Tower, No. 40 Liangmaqiao Road, Chaoyang District, Beijing 100016, China. The people having voting, dispositive or investment powers over Zhongshan Bison Healthcare Investment Limited are 5 members of its investment committee.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The disclosure contained in the Definitive Proxy Statement with section entitled “Management After the Business Combination” beginning on page 251 is incorporated herein by reference. Specifically, subsection “Management and Board of Directors” begins on page 251, “Leadership Structure and Risk Oversight” begins on page 251.

DIRECTOR COMPENSATION

The disclosure contained in the Definitive Proxy Statement with section entitled “Director Compensation” beginning on page 252 is incorporated herein by reference.

EXECUTIVE COMPENSATION

The disclosure contained in the Definitive Proxy Statement with section entitled “Executive Compensation” beginning on page 252 is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The certain relationships and related party transactions of Bison and Xynomic are described in the Definitive Proxy Statement in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 265 and are incorporated herein by reference. Specifically, subsection “Bison Related Person Transactions” begins on page 265, “Xynomic Related Person Transactions” begins on page 267, “Policies and Procedures for Related Person Transactions” begins on page 269.

In connection with the Closing, on May 14, 2019, Bison adopted an insider trading policy a written related person transaction policy that sets forth the policies and procedures for the review and approval or ratification of related person transactions.

Copy of the Insider Trading Policy is included as Exhibits 14.1, to this Current Report on Form 8-K, and is incorporated herein by reference.

DESCRIPTION OF SECURITIES

The disclosure contained in the Definitive Proxy Statement with section entitled “Description of Securities” beginning on page 254 is incorporated herein by reference. Specifically, subsections “Authorized and Outstanding Stock” begins on page 254, “Units and Private Units” begins on page 254, “Ordinary Shares/common stock prior to the Business Combination” begins on page 254, “Company Common Stock following the Business Combination” begins on page 255, “Founder Shares” begins on page 256, “Rights” begins on page 257, “Warrants” begins on page 257, “Purchase Option” begins on page 259, “Our Transfer Agent and Right and Warrant Agent” begins on page 259, “Rule 144” begins on page 259, “Registration Rights” begins on page 260, “Listing of Securities” begins on page 261.

LEGAL PROCEEDINGS

From time to time, the Company may be involved in various claims and legal proceedings arising in the ordinary course of business. Neither Bison nor Xynomic is currently a party to any such claims or proceedings which, if decided adversely to the Company, would either, individually or in the aggregate, have a material adverse effect on the Company’s business, financial condition, results of operations or cash flows.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Bison

British Virgin Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by a British Virgin Islands court to be contrary to public policy, such as to provide indemnification against civil fraud or the consequences of committing a crime. Our memorandum and articles of association provide that, subject to certain limitations, we shall indemnify our directors and officers against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred in connection with legal, administrative or investigative proceedings. Such indemnity only applies if the person acted honestly and in good faith with a view to our best interests and, in the case of criminal proceedings, the person had no reasonable cause to believe that his or her conduct was unlawful.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is theretofore unenforceable.

Combined Entity

Section 145(a) of the DGCL empowers a corporation to indemnify any director, officer, employee or agent, or former director, officer, employee or agent, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of his service as a director, officer, employee or agent of the corporation, or his service, at the corporation’s request, as a director, officer, employee or agent of another corporation or enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding provided that such director or officer acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, provided that such director or officer had no reasonable cause to believe his conduct was unlawful.

Section 145(b) of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit provided that such director or officer acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which such director or officer shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such director or officer is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Section 145 of the DGCL further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in Section 145(a) or Section 145(b) of the DGCL or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith, provided that indemnification provided for by Section 145 of the DGCL or granted pursuant thereto shall not be deemed exclusive of any other rights to which the indemnified party may be entitled, and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 145 of the DGCL.

Bylaws of the combined entity provides that the combined entity shall indemnify to the fullest extent authorized or permitted by applicable law, indemnify its current and former directors and officers, as well as those persons who, while directors or officers of the combined entity, are or were serving as directors, officers, employees or agents of another entity, trust or other enterprise, including service with respect to an employee benefit plan, in connection with any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, against all expense, liability and loss reasonably incurred or suffered by any such person in connection with any such proceeding. Notwithstanding the foregoing, a person eligible for indemnification pursuant to the bylaws will be indemnified by the combined entity in connection with a proceeding initiated by such person only if such proceeding was authorized by the board of directors.

The right to indemnification conferred by combined entity’s bylaws is a contract right that includes the right to be paid by combined entity the expenses incurred in defending or otherwise participating in any proceeding referenced above in advance of its final disposition.

Upon the Closing, the Company has entered into indemnification agreements with each of its directors and executive officers. These agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The Form of the Indemnification Agreement is filed with this Report as Exhibit 10.6 and is incorporated herein by reference. The foregoing description of the Indemnification Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Indemnification Agreement.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth under Item 2.01 above is incorporated in this Item 3.02 by reference. The 42,860,772 Merger Consideration Shares and the 742,080 Backstop Shares were issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Section 4(a) (2) of the Securities Act and Regulation S promulgated under the Securities Act. The Sellers and Yinglin Mark Xu receiving the shares represented their intentions to acquire the shares for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the shares. The parties also had adequate access, through business or other relationships, to information about the Company and Xynomic.

Item 3.03	Material Modification to Rights of Security Holders.

On May 14, 2019, immediately prior to the Effective Time, Bison was redomesticated from the British Virgin Islands to the State of Delaware and filed a Certificate of Incorporation and a Certificate of Conversion with the Secretary of State of the State of Delaware. On May 15, 2019, upon the consummation of the Business Combination, the Company adopted amended and restated Certificate of Incorporation. The material terms of the Company’s Certificate of Incorporation and Bylaws and the general effect upon the rights of holders of the Company’s common stock are included in the section entitled “The Charter Amendment Proposal” beginning on page 153 of the Definitive Proxy Statement, which is incorporated herein by reference.

Copies of the Certificate of Incorporation and Bylaws of the Company are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The description of the Merger Agreement and its related Agreements in the Definitive Proxy Statement in the section entitled “The Business Combination Proposal” beginning on page 105 and “Related Agreements” beginning on page 115, which is incorporated herein by reference. The information contained in Item 2.01 to this Report is also incorporated herein by reference.

As a result of the issuance of the shares pursuant to the Business Combination and related transactions, a change in control of the Company occurred as of May 15, 2019. Except as described in this Report, no arrangements or understandings exist among present or former controlling shareholders with respect to the election of members of our Board and, to our knowledge, no other arrangements exist that might result in a change of control of the Company.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

One incumbent director of Bison, Peixin Xu, resigned from our board of directors upon closing of the Business Combination. Our board of directors currently consists of four existing Bison directors, Messrs. Richard Wu, Thomas Folinsbee, Charles Prizzi and James Jiayuan Tong to our board of directors, and three newly appointed directors Yinglin Mark Xu, Tingzhi Qian and Adam Inglis. For a detailed description, please see the section entitled “Director Election Proposal” beginning on Page 158, which is incorporated by reference herein.

Item 5.06.	Change in Shell Company Status.

On May 15, 2019, as a result of the consummation of the Business Combination, which fulfilled the “initial Business Combination” requirement of Bison’s Amended and Restated Memorandum and Articles of Association, the Company ceased to be a shell company upon the closing of the Business Combination. The material terms of the Business Combination are described in the Definitive Proxy Statement in the section entitled “The Business Combination Proposal” beginning on page 105, which is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 14, 2019, the Company held the Special Meeting. At the Special Meeting, the Company’s shareholders approved the Company’s proposed Business Combination with Xynomic and related matters.

Set forth below are the final voting results for each of the proposals:

PROPOSAL 1: to consider and vote upon a proposal to approve the agreement and plan of merger, dated as of September 12, 2018 (as amended, the “Merger Agreement”) and the transactions contemplated thereby (the “Business Combination”), which provides for the merger of our wholly-owned subsidiary, Bison Capital Merger Sub Inc. (“Merger Sub”), a Delaware corporation, with and into Xynomic Pharmaceuticals, Inc., a Delaware corporation (“Xynomic”) with Xynomic surviving the merger as a wholly-owned subsidiary of the Company (the “Business Combination Proposal”).

For	Against	Abstain
2,271,213	☐	☐

PROPOSAL 2: to consider and vote upon a proposal to (a) re-domicile out of the British Virgin Islands and continue as a company incorporated in the State of Delaware, prior to the Closing as set forth in the Merger Agreement (the “Domestication”); (b) in connection therewith to adopt upon the Domestication taking effect the certificate of incorporation, appended to the proxy statement/prospectus as Annex B (the “Interim Charter”) in place of Company’s memorandum and articles of association amended and restated on June 19, 2017 and March 21, 2019, currently registered by the Registrar of Corporate Affairs in the British Virgin Islands (the “Current Charter”) and which will remove or amend those provisions of the Current Charter that terminate or otherwise cease to be applicable as a result of the Domestication; and (c) to file a notice of continuation out of the British Virgin Islands with the British Virgin Islands Registrar of Corporate Affairs under Section 184 of the Companies Act of 2004 and in connection therewith to file the Interim Charter with the Secretary of State of the State of Delaware, under which we will be domesticated and continue as a Delaware corporation (the “Domestication Proposal”);

For	Against	Abstain
2,028,713	☐	242,500

PROPOSAL 3: to approve and adopt, subject to and conditional on the Domestication and Closing (but with immediate effect therefrom the latter), separate proposals for amendments to the Company’s bylaws appended to this proxy statement/prospectus as Annex C (the “Proposed Amended and Restated Bylaws”) and amendments to the Company’s Interim Charter, as set out in the draft amended and restated certificate of incorporation (charter) appended to the proxy statement/prospectus as Annex D (the “Proposed Amended and Restated Charter”) to (1) change the name of the Company to Xynomic Pharmaceuticals Holdings, Inc., and (2) remove or amend those provisions of our Interim Charter which terminate or otherwise cease to be applicable following the Closing (the “Charter Amendment Proposal”);

For	Against	Abstain
2,028,713	☐	242,500

PROPOSAL 4: to consider and vote upon a proposal to re-elect Messrs. Richard Wu, Thomas Folinsbee, Charles Prizzi, and James Jiayuan Tong to serve as directors on our board of directors until the 2019 annual meeting of shareholders, and to elect Messrs. Yinglin Mark Xu, Tingzhi Qian and Adam Inglis to serve as directors on our board of directors until the 2019 annual meeting of the shareholders, in each case under the terms of the Amended and Restated Charter (the “Director Election Proposal”);

For all	Withhold all	For all except
2,271,213	☐	☐

PROPOSAL 5: to consider and vote upon a proposal to approve and assume the Xynomic 2018 Equity Incentive Plan, a copy of which is attached to the accompanying proxy statement/prospectus as Annex E (the “Incentive Plan Proposal”);

For	Against	Abstain
2,028,713	☐	242,500

PROPOSAL 6: to consider and vote upon a proposal to approve, for purposes of complying with applicable Nasdaq listing rules, the issuance of more than 20% of the current total issued and outstanding ordinary shares of Bison, which Nasdaq may deem to be a change of control pursuant to the Business Combination (the “Nasdaq Proposal”);

For	Against	Abstain
2,028,713	☐	242,500

Shareholders holding 789,269 public shares exercised their right to redeem such public shares for a pro rata portion of the trust account. As a result, an aggregate of approximately $8,382,036.78 (or approximately $10.62 per share) was removed from the trust account to pay such holders.

Item 8.01	Other Events.

On May 15, 2019, the Company issued a press release announcing the consummation of the Business Combination.  A copy of the press release is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

In accordance with Item 9.01(a), Xynomic’s audited financial statements for the year ended December 31, 2018 are attached to this Current Report as Exhibit 99.1 hereto.

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b), unaudited pro forma condensed combined financial statements for the year ended December 31, 2018 are attached to this Current Report as Exhibit 99.2 hereto.

(d) Exhibits

Exhibit	Description
2.1	Merger Agreement (Incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed by the registrant on September 13, 2018)
2.2	Amendment No.1 to the Merger Agreement (Incorporated by reference to Exhibit 2.2 to the registrant’s Form S-4/A filed by the registrant on February 12, 2019)
2.3	Amendment No. 2 to the Merger Agreement (Incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed by the registrant on February 27, 2019)
2.4	Amendment No. 3 to the Merger Agreement (Incorporated by reference to Exhibit 2.4 to the registrant’s Form S-4/A filed by the registrant on April 4, 2019)
3.1	Certificate of Incorporation of the Company, effective on May 14, 2019
3.2	Amended and Restated Certificate of Incorporation of the Company, effective on May 15, 2019
3.3	Bylaws of the Company, effective as of May 15, 2019
10.1	Amended and Restated Registration Rights Agreement dated May 15, 2019
10.2	Form of Lock-Up Agreement (Incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed by the registrant on September 13, 2018)
10.3	Form of Non-Competition Agreement (Incorporated by reference to Exhibit 10.5 to the registrant’s Current Report on Form 8-K filed by the registrant on September 13, 2018)
10.4	Escrow Agreement dated May 13, 2019
10.5	Letter of Transmittal (Incorporated by reference to Exhibit 10.6 to the registrant’s Current Report on Form 8-K filed by the registrant on September 13, 2018)
10.6	Backstop and Subscription Agreement, dated as of May 1, 2019 between Bison Capital Acquisition Corp. and Yinglin Mark Xu (Incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed by the registrant on May 2, 2019)
10.7	Form of Indemnification Agreement with each director and office
14.1	Insider Trading Policy
17.1	Resignation of Peixin Xu
21.1	Subsidiaries of Registrant
99.1	Audited Financial Statements of Xynomic Pharmaceuticals, Inc.
99.2	Pro Forma Financial Statements
99.3	Press Release dated May 15, 2019

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYNOMIC PHARMACEUTICALS HOLDINGS, INC.

May 15, 2019	By:	/s/ Jinwei Coco Kou
Jinwei Coco Kou
Interim Chief Accounting Officer